Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Vistaprint N.V. (the “Company”) for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert S. Keane, Chief Executive Officer, and Ernst J. Teunissen, Chief Financial Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 15, 2012	/s/ Robert S. Keane
Robert S. Keane
Chief Executive Officer

/s/ Ernst J. Teunissen
Ernst J. Teunissen
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Vistaprint N.V. and will be retained by Vistaprint N.V. and furnished to the Securities and Exchange Commission or its staff upon request.